 Rule 497(e)
Registration Nos. 333-182308 and 811-22717

First Trust Exchange-Traded Fund VI

Prospectus
First Trust S-Network E-Commerce ETF
(formerly First Trust Nasdaq Retail ETF)
Ticker Symbol:	ISHP
Exchange:	The Nasdaq Stock Market LLC
First Trust S-Network E-Commerce ETF (the “Fund”) lists and principally trades its shares on The Nasdaq Stock Market LLC ("Nasdaq" or the "Exchange"). Market prices may differ to some degree from the net asset value of the shares. Unlike mutual funds, the Fund issues and redeems shares at net asset value, only in large blocks of shares called "Creation Units."
The Fund is a series of First Trust Exchange-Traded Fund VI (the “Trust”) and an exchange-traded index fund organized as a separate series of a registered management investment company.
Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.
The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE
May 16, 2022

Summary Information
Investment Objective
The First Trust S-Network E-Commerce ETF (the “Fund”), formerly the First Trust Nasdaq Retail ETF, seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the S-Network Global E-Commerce IndexTM (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 114% of the average value of its portfolio. Due to a change in the index that the Fund seeks to track in January, 2022, the Fund may experience higher levels of portfolio turnover in the current fiscal year than in previous years.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (plus any borrowings for investment purposes) in the common stocks and depository receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to fully replicate, before fees and expenses, the performance of the Index. The Index is owned and is developed, maintained and sponsored by S-Network Global Indexes, Inc. (the “Index Provider”). The Index Provider retains the right at any time, upon prior written notice, to modify the Index methodology.
The Index seeks to provide exposure to companies with securities listed on recognized global securities exchanges that are principally engaged in the global e-commerce industry, including the online retail, online marketplace, content navigation and e-commerce infrastructure business segments. To be eligible for inclusion in the Index, a security must be issued by a company principally engaged in one of the four following business segments comprising the global e-commerce industry: (1) content navigation; (2) online retail; (3) online marketplace; and (4) e-commerce infrastructure.

1.
Content Navigation— revenue from advertisers paying to use the search results, social media feeds, email systems, banner ad slots, etc., as vehicles for their ads, and/or paying for the activity/profile data on consumers to efficiently target their ads. These websites primarily organize/help to navigate content produced by others (whether users or advertisers) rather than producing their own content.
2.
Online Retail— similar to a brick-and-mortar retail store, but online; apart from drop-shipping models, inventories are either created by the retailer (i.e., store-brand goods/services) or bought from brands at wholesale prices so profits are captured by the online retailer, and the online retailer is the one deciding the final price quoted to the consumer.
3.
Online Marketplace— offer brands/sellers a digital location or platform to list their products and services. These marketplaces offer a lower cost of entry to sellers seeking to engage in the e-commerce space through the platform’s offerings, especially technical and customer support, in exchange for a cut of the profits.
4.
E-Commerce Infrastructure— logistics and fulfillment for online orders; financial and other technology, services and/or infrastructure required for e-commerce business activities.
The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies that derive at least 50% of their profits or revenues from one of the four e-commerce business segments described above. The Fund may invest up to 20% of its net assets (plus any borrowings for investment purposes) in companies that are engaged in one or more of the four business segments outlined above but do not derive at least 50% of their profits or revenues from one of the four business segments, but that nonetheless derive significant revenues from businesses in one or more of the four segments may be included in the Index, provided that (i) such revenues represent more than 20% of the company’s total revenues and such revenues are independently reported in the company’s financial reports; (ii) applicable revenues are likely to have a material impact on the company’s overall share price performance; or (iii) the company’s applicable business is likely to have a significant impact on the sector as a whole.
In addition to being principally engaged in one of the four business segments comprising the e-commerce industry, in order to be eligible for inclusion in the Index a company’s stock must trade on a recognized stock exchange and have (i) a minimum market capitalization of $100 million; (ii) a minimum free float factor of 20%; and (iii) a minimum average daily trading value for the previous three months of $5 million. The term “free float” is used to capture the portion of an issuer's outstanding securities that can be publicly traded, and thus excludes locked-in securities held by an issuer's affiliates, officers or promoters or securities subject to some other restrictive arrangement that prevents them from being freely traded. The Index selects the 15 stocks with the largest market capitalization from each of the four business segments and assigns an equal weight to each. These weights will deviate based upon market movements in between Index rebalances.
The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Index’s quarterly rebalance and reconstitution schedule may cause the Fund to experience a higher rate of portfolio turnover. The Fund will be concentrated (i.e., invests more than 25% of Fund assets) in an industry or a group of industries to the extent that the Index is so concentrated. As of January 12, 2022, the Fund had significant investments in consumer discretionary companies, communication services companies and Chinese issuers, although this may change from time to time. In order to gain exposure to certain Chinese companies that are included in the Index but are unavailable to direct investment by foreign investors, the Fund invests significantly in non-Chinese shell companies that have created structures known as variable interest entities (“VIEs”) in order to gain exposure to such Chinese companies. To the extent the Fund invests a significant portion of its assets in a given jurisdiction or investment sector, the Fund may be exposed to the risks associated with that jurisdiction or investment sector.
The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount (the difference between the market price of the Fund's shares and the Fund's net asset value) and possibly face delisting.
COMMUNICATION SERVICES COMPANIES RISK. Communication services companies may be subject to specific risks associated with legislative or regulatory changes, adverse market conditions, intellectual property use and/or increased competition. Communication services companies are particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence and government regulation and competition, both domestically and internationally. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain communication services companies may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
CONSUMER DISCRETIONARY COMPANIES RISK. Consumer discretionary companies, such as retailers, media companies and consumer services companies, provide non-essential goods and services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts represent equity interests in a foreign company that trade on a local stock exchange. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EMERGING MARKETS RISK. Investments in securities issued by governments and companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. Investments in emerging markets securities are generally considered speculative in nature and are subject to the following heightened risks: smaller market capitalization of securities markets which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; rapid inflation; and currency convertibility issues. Emerging market countries also often have less uniformity in accounting, auditing and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risk associated with custody of securities. Financial and other reporting by companies and government entities also may be less reliable in emerging market countries. Shareholder claims that are available in the U.S., as well as regulatory oversight and authority that is common in the U.S., including for claims based on fraud, may be difficult or impossible for shareholders of securities in emerging market countries or for U.S. authorities to pursue. The Index the Fund seeks to track may not weight the securities in emerging market countries on the basis of investor protection limitations, financial reporting quality or available oversight mechanisms. Furthermore, investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
INDEX CONCENTRATION RISK. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified. There may be instances in which the Index, for a variety of reasons including changes in the prices of individual securities held by the Fund, has a larger exposure to a small number of stocks or a single stock relative to the rest of the stocks in the Index. Under such circumstances, the Fund will not deviate from the Index except in rare circumstances or in an immaterial way and therefore the Fund’s returns would be more greatly influenced by the returns of the stock(s) with the larger exposure.
INDEX OR MODEL CONSTITUENT RISK. The Fund may be a constituent of one or more indices or ETF models. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund's shares.
INDEX PROVIDER RISK. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Advisor relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index due to unusual market conditions or in order, for example, to correct an error in the selection of index constituents.
INTERNET COMPANIES RISK. Internet companies are subject to rapid changes in technology, hacking or other cyber security events, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations. Many Internet companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company's business. In addition, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company's business.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. These events also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
ONLINE RETAIL RISK. Companies that operate in the online marketplace, retail and travel segments are subject to fluctuating consumer demand. Unlike traditional brick and mortar retailers, online marketplaces and retailers must assume shipping costs or pass such costs to consumers. Consumer access to price information for the same or similar products may cause companies that operate in the online marketplace, retail and travel segments to reduce profit margins in order to compete. Profit margins in the travel industry are particularly sensitive to seasonal demand, fuel costs and consumer perception of various risks associated with travel to various destinations. Due to the nature of their business models, companies that operate in the online marketplace, retail and travel segments may also be subject to heightened cybersecurity risk, including the risk of theft or damage to vital hardware, software and information systems. The loss or public dissemination of sensitive customer information or other proprietary data may negatively affect the financial performance of such companies to a greater extent than traditional brick and mortar retailers. As a result of such companies being web-based and the fact that they process, store, and transmit large amounts of data, including personal information, for their customers, failure to prevent or mitigate data loss or other security breaches, including breaches of vendors’ technology and systems, could expose companies that operate in the online marketplace, retail and travel segments or their customers to a risk of loss or misuse of such information, adversely affect their operating results, result in litigation or potential liability, and otherwise harm their businesses.
OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund's investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PORTFOLIO TURNOVER RISK. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected. Due to a change in the index that the Fund seeks to track in January 2022, the Fund may experience higher levels of portfolio turnover in the current fiscal year than in previous years.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.
VARIABLE INTEREST ENTITIES RISK. In China, direct ownership of companies in certain sectors by foreign individuals and entities is prohibited. In order to allow for foreign investment in these businesses, many Chinese companies have created VIE structures to enable indirect foreign ownership. In such an arrangement, a Chinese operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the Chinese issuer or operating company to obtain economic exposure to the Chinese company, then issues shares on an exchange outside of mainland China, and U.S. investors hold stock in the non-Chinese shell company rather than directly in the Chinese issuer or operating company. This arrangement allows U.S. investors, such as the Fund, to obtain economic exposure to the Chinese issuer or operating company through contractual means rather than through formal equity ownership. Because neither the shell company nor the Fund owns actual equity interests in the Chinese operating company, they do not have the voting rights or other types of control that an equity holder would expect to benefit from. Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese company’s performance and the enforceability of the VIE’s contractual arrangements that establish the links between the Chinese company and the shell company in which the Fund invests. This could considerably impact the financial condition of the shell company in which the Fund invests by limiting its ability to consolidate the financial results of the Chinese operating company into its own financial statements, as well as make the value of the shares held by the Fund effectively worthless. Further, if Chinese officials prohibit the existence of VIEs, the market value of the Fund’s associated holdings would likely suffer significant, and possibly permanent effects, which could negatively impact the Fund’s net asset value and could result in substantial losses. Further, it is uncertain whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the value of the Fund’s shares.
VIEs are also subject to the investment risks associated with the underlying Chinese issuer or operating company. Chinese companies are not subject to the same degree of regulatory requirements or accounting standards and oversight as companies in more developed countries. As a result, information about the Chinese securities and VIEs in which the Fund invests may be less reliable and incomplete. There also may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and VIEs, and shareholders may have limited legal remedies, which could negatively impact the Fund. Additionally, U.S.-listed VIEs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of the Fund to invest in such securities and may increase the cost of the Fund if required to seek alternative markets in which to invest in such securities.
Annual Total Return
The bar chart and table below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index, a broad-based market index and a market index. The NASDAQ US Benchmark Retail Index is an index designed to provide exposure to U.S. companies comprising the retail sector. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
On January 26, 2022, the Fund’s underlying index changed from the Nasdaq US Smart Retail Index to the S-Network Global E-Commerce IndexTM. Therefore, the Fund’s performance and historical returns shown below are not necessarily indicative of the performance that the Fund, based on the Index, would have generated. Returns for an index are only disclosed for those periods in which the index was in existence for the whole period.

First Trust S-Network E-Commerce ETF
Calendar Year Total Returns as of 12/31

During the periods shown in the chart above:
Best Quarter		Worst Quarter
30.45%	June 30, 2020	-26.74%	March 31, 2020
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	Since Inception	Inception Date
Return Before Taxes	15.41%	9.88%	9/20/2016
Return After Taxes on Distributions	14.95%	9.34%
Return After Taxes on Distributions and Sale of Fund Shares	9.08%	7.49%
S-Network Global E-Commerce Index(1),(2)	N/A	N/A
MSCI ACWI Index(3)	16.25%	13.11%
Nasdaq US Smart Retail Index (reflects no deduction for fees, expenses or taxes)	16.16%	10.58%
NASDAQ US Benchmark Retail Index (reflects no deduction for fees, expenses or taxes)	41.18%	22.56%
NASDAQ US Benchmark Index (reflects no deduction for fees, expenses or taxes)	21.27%	16.63%
(1)
On January 26, 2022, the Fund’s underlying index changed from the Nasdaq US Smart Retail IndexTM to the S-Network Global E-Commerce Index. Therefore, performance and historical returns shown for the periods prior to January 26, 2022, are not necessarily indicative of the performance that the Fund, based on its current Index, would have generated.
(2)
Because the Fund's new underlying Index had an inception date of April 30, 2021, performance data is not available for all the periods shown in the table for the Index because performance data does not exist for some of the entire periods.

(3)
The MSCI ACWI Index will serve as the Fund's new primary benchmark index. The Fund's investment advisor has determined that the MSCI ACWI Index provides a more appropriate comparison to Fund returns.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•
Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
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Jon C. Erickson, Senior Vice President of First Trust
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David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•
Roger F. Testin, Senior Vice President of First Trust
•
Stan Ueland, Senior Vice President of First Trust
•
Chris A. Peterson, Senior Vice President of First Trust
•
Erik Russo, Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since September 2016, except for Erik Russo, who has served as a part of the portfolio management team of the Fund since December 2020.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Individual shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, bid-ask spreads and the median bid-ask spread for the Fund’s most recent fiscal year, is available online at https://www.ftportfolios.com/Retail/etf/home.aspx.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information on the Fund's Investment Objective and Strategies
The Fund is a series of First Trust Exchange-Traded Fund VI and is regulated as an “investment company” under the 1940 Act. The Fund operates as an index fund and is not actively managed by First Trust. As such, the Fund’s investment objective is to provide investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the Index. In seeking to achieve this objective, the Fund will normally invest at least 90% of its net assets (plus any borrowings for investment purposes) in the securities that comprise the Index. The Fund will generally employ a full replication strategy, meaning that it will normally invest in all of the securities comprising the Index in proportion to their weightings in the Index.
The Fund’s investment objective, its 90% investment strategy and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval upon 60 days’ prior written notice to shareholders. Certain fundamental policies of the Fund are set forth in the Statement of Additional Information (“SAI”) under “Investment Objective and Policies.” The Index Provider is not affiliated with the Fund, First Trust or FTP.
While it is not expected that the Fund will invest in the securities of other investment companies, any such investments would be subject to limitations imposed by the 1940 Act and the related rules and interpretations. The Fund has adopted a policy that it will not invest in other investment companies in excess of 1940 Act limits in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
S-Network Global E-Commerce Index
The S-Network Global E-Commerce Index seeks to provide exposure to companies with securities listed on recognized global securities exchanges that are materially engaged in the global e-commerce industry, including the online retail, online marketplace, content navigation and e-commerce infrastructure business segments. The Fund will invest at least 80%of its net assets (plus any borrowings for investment purposes) in companies that derive at least 50% of their profits or revenues from of the four e-commerce business segments described above. This 80% investment policy is a non-fundamental investment policy that may be changed by the Board without shareholder approval upon 60 days' prior written notice to shareholders. The Fund may invest up to 20% of its net assets (plus any borrowings for investment purposes) in companies that are engaged in one or more of the four business segments outlined above but do not derive at least 50% of their profits or revenues from one of the four business segments, but that nonetheless derive significant revenues from businesses in one or more of the four segments may be included in the Index, provided that (i) such revenues represent more than 20% of the company’s total revenues and such revenues are independently reported in the company’s financial reports; (ii) applicable revenues are likely to have a material impact on the company’s overall share price performance; or (iii) the company’s applicable business is likely to have a significant impact on the sector as a whole. In addition to being engaged in one of the four business segments comprising the e-commerce industry, in order to be eligible for inclusion in the Index a company’s stock must trade on a recognized stock exchange and have (i) a minimum market capitalization of $100 million; (ii) a minimum free float factor of 20%; and (iii) a minimum average daily trading value for the previous three months of $5 million. The term “free float” is used to capture the portion of an issuer's outstanding securities that can be publicly traded, and thus excludes locked-in securities held by an issuer's affiliates, officers or promoters or securities subject to some other restrictive arrangement that prevents them from being freely traded. The Index selects the 15 stocks with the largest market capitalization from each of the four business segments and assigns an equal weight to each. The Index is composed of common stock and depositary receipts. It is rebalanced and reconstituted quarterly.
More information regarding the Index, including additional detail on the Index methodology, may be found on the Index Provider’s website. Neither the Fund, the Board, First Trust, or any of their affiliates, are responsible for the information set forth on the Index Provider’s website. Information from the Index Provider’s website and any other information not expressly included in this prospectus is not incorporated by reference in, and should not be considered part of this prospectus.
Fund Investments
Principal Investments
Equity Securities
The Fund invests in equity securities, including common stocks and depositary receipts. Common stock represents an equity ownership interest in issuers. Holders of common stock are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Depositary receipts are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies. Depositary receipts may or may not be jointly sponsored by the underlying issuer.
Non-Principal Investments
Cash Equivalents and Short-Term Investments
Normally, the Fund invests substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a defensive strategy when the portfolio managers believe securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the SAI.
Disclosure of Portfolio Holdings
The Fund’s portfolio holdings are available on the Fund's website at www.ftportfolios.com. A description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities is included in the Fund's SAI, which is also available on the Fund's website.
Risks of Investing in the Fund
Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following disclosure pertaining to the Principal Risks set forth above as well as additional Non-Principal Risks set forth below in this prospectus. The order of the below risk factors does not indicate the significance of any particular risk factor.
Principal Risks
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. However, participants are not obligated to make a market in the Fund’s shares or submit purchase and redemption orders for creation units. To the extent that these institutions exit the business, reduce their role or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
COMMUNICATION SERVICES COMPANIES RISK. The Fund invests significantly in communication services companies. Communication services companies may be subject to specific risks associated with legislative or regulatory changes, adverse market conditions, and/or increased competition. Communication services companies are particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence and government regulation and competition, both domestically and internationally. Communication services companies also rely on the use of intellectual property such as patents, copyrights and trademarks owned internationally or licensed through third-parties. Legal check-ups or claims regarding infringement of intellectual property could cause an adverse effect on the reputation of the company. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain communication services companies may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
CONSUMER DISCRETIONARY COMPANIES RISK. The Fund invests significantly in consumer discretionary companies. Consumer discretionary companies, such as retailers, media companies and consumer services companies, provide non-essential goods and services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Consumer discretionary companies may also be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace. Consumer discretionary companies have historically been characterized as relatively cyclical and therefore more volatile in times of change.
CURRENCY RISK. The Fund invests in securities denominated in a non-U.S. currency. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. Changes in currency exchange rates may affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to other currencies may cause the value of the Fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in the Fund's non-U.S. holdings whose value is tied to the affected non-U.S. currency. Additionally, the prices of non-U.S. securities that are traded in U.S. dollars are often indirectly influenced by currency fluctuations.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. These risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Advisor, distributor and other service providers (including, but not limited to, sub-advisors, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses; interference with the Fund’s ability to calculate its net asset value; disclosure of confidential trading information; impediments to trading; submission of erroneous trades or erroneous creation or redemption orders; the inability of the Fund or its service providers to transact business; violations of applicable privacy and other laws; regulatory fines penalties, reputational damage, reimbursement or other compensation costs; or additional compliance costs. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. However, there is no guarantee that such efforts will succeed, and the Fund and its shareholders could be negatively impacted as a result.
DEPOSITARY RECEIPTS RISK. The Fund may invest in depositary receipts. Depository receipts are securities issued by a bank or trust company reflecting ownership of underlying securities issued by a foreign company. An investment in depositary receipts involves further risks due to certain unique features. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights pursuant to a deposit agreement between the underlying issuer and the depositary. In certain cases, the depositary will vote the shares deposited with it as directed by the underlying issuer’s board of directors. Furthermore, investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipt. Moreover, if depositary receipts are converted into shares, the laws in certain countries may limit the ability of a non-resident to trade the shares and to reconvert the shares to depositary receipts. Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

EMERGING MARKETS RISK. The Fund may invest in securities issued by companies incorporated in emerging market countries. Investments in securities issued by governments and companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. This is due to, among other things, the potential for greater market volatility, lower trading volume, a lack of liquidity, potential for market manipulation, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed market countries. Moreover, emerging market countries often have less uniformity in accounting and reporting requirements, unsettled securities laws, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain emerging market countries. Emerging market countries often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible. Settlement procedures in emerging market countries are frequently less developed and reliable than those in the U.S. and other developed market countries. In addition, significant delays may occur in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities. Investing in emerging market countries involves a higher risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested by certain emerging market countries. Enforcing legal rights may be made difficult, costly and slow in emerging markets as there may be additional problems enforcing claims against non-U.S. governments. As such, the rights and remedies associated with emerging market investment securities may be different than those available for investments in more developed markets. For example, it may be more difficult for shareholders to bring derivative litigation or for U.S. regulators to bring enforcement actions against issuers in emerging markets.
In addition, due to the differences in regulatory, accounting, audit and financial recordkeeping standards, including financial disclosures, less information about emerging market companies is publicly available and information that is available may be unreliable or outdated. This may affect the Index Provider’s ability to compute and construct the Index and may further impede the Advisor’s ability to accurately evaluate the index data provided. This potential for error in index construction and index data could affect the overall performance of the Fund.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting the issuers occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market. Additionally, holders of an issuer's common stock may be subject to greater risks than holders of its preferred stock and debt securities because common stockholders' claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of an issuer.
INDEX CONCENTRATION RISK. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified. There may be instances in which the Index, for a variety of reasons including changes in the prices of individual securities held by the Fund, has a larger exposure to a small number of stocks or a single stock relative to the rest of the stocks in the Index. Under such circumstances, the Fund will not deviate from the Index except in rare circumstances or in an immaterial way and therefore the Fund’s returns would be more greatly influenced by the returns of the stock(s) with the larger exposure.
INDEX OR MODEL CONSTITUENT RISK. The Fund may be a constituent of one or more indices or ETF models. As a result, the Fund may be included in one or more index-tracking ETFs or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund's shares, the size of the Fund and the market volatility of the Fund’s shares. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.
INDEX PROVIDER RISK. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Advisor relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index due to unusual market conditions or in order, for example, to correct an error in the selection of index constituents.
INTERNET COMPANIES RISK. The Fund invests significantly in internet companies. Internet companies are subject to rapid changes in technology, hacking or other cyber security events, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations. Many Internet companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company's business. In addition, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company's business.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Additionally, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain Fund investments as well as Fund performance. These events also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value.
NON-CORRELATION RISK. The Fund’s return may not match the return of its Index for a number of reasons. The Fund incurs operating expenses not applicable to its Index and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in its Index or the ratios between the securities included in the Index.
NON-DIVERSIFICATION RISK. As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund. To the extent the Fund invests in a relatively small number of issuers due to the high percentage of the Fund’s assets invested in that security, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund’s shares may be more volatile than the values of shares of more diversified funds.
NON-U.S. SECURITIES RISK. The Fund may invest in non-U.S. securities. An investment in securities of non-U.S. companies involves risks not associated with domestic issuers. Investment in non-U.S. securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by non-U.S. governments. Non-U.S. investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of non-U.S. holdings, the imposition of sanctions by foreign governments, the possible establishment of capital controls, exchange controls or freezes on the convertibility of currency or the adoption of other governmental restrictions might adversely affect an investment in non-U.S. securities. Additionally, non-U.S. issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements. The U.S. and non-U.S. markets often rise and fall at different times or by different amounts due to economic or other regional developments particular to a given country or region.
ONLINE RETAIL RISK. Companies that operate in the online marketplace, retail and travel segments are subject to fluctuating consumer demand. Unlike traditional brick and mortar retailers, online marketplaces and retailers must assume shipping costs or pass such costs to consumers. Consumer access to price information for the same or similar products may cause companies that operate in the online marketplace, retail and travel segments to reduce profit margins in order to compete. Profit margins in the travel industry are particularly sensitive to seasonal demand, fuel costs and consumer perception of various risks associated with travel to various destinations. Due to the nature of their business models, companies that operate in the online marketplace, retail and travel segments may also be subject to heightened cybersecurity risk, including the risk of theft or damage to vital hardware, software and information systems. The loss or public dissemination of sensitive customer information or other proprietary data may negatively affect the financial performance of such companies to a greater extent than traditional brick and mortar retailers. As a result of such companies being web-based and the fact that they process, store, and transmit large amounts of data, including personal information, for their customers, failure to prevent or mitigate data loss or other security breaches, including breaches of vendors’ technology and systems, could expose companies that operate in the online marketplace, retail and travel segments or their customers to a risk of loss or misuse of such information, adversely affect their operating results, result in litigation or potential liability, and otherwise harm their businesses.

OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PORTFOLIO TURNOVER RISK. The Fund has an investment strategy that may frequently involve buying and selling portfolio securities. High portfolio turnover may result in the Fund paying higher levels of transaction costs, including brokerage commissions, dealer mark-ups and other costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected. Due to a change in the index that the Fund seeks to track in January 2022, the Fund may experience higher levels of portfolio turnover in the current fiscal year than in previous years.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. First Trust cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), First Trust believes that large discounts or premiums to the net asset value of shares should not be sustained absent disruptions to the creation and redemption mechanism, extreme market volatility or potential lack of authorized participants. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
SMALLER COMPANIES RISK. The Fund may invest in the securities of small and/or mid capitalization companies. The stock price of small and/or mid capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large capitalization companies. Stock prices of small and/or mid capitalization companies are also generally more vulnerable than those of large capitalization companies to adverse business and economic developments. Securities of small and/or mid capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small and/or mid capitalization companies are typically less financially stable than larger, more established companies and may reinvest a high proportion of their earnings in their business and may not pay dividends. Small and/or mid capitalization companies may also depend on a small number of essential personnel who may also be less experienced than the management of larger companies, making these companies more vulnerable to experiencing adverse effects due to the loss or inexperience of personnel. Small and/or mid capitalization companies also normally have less diverse product lines than those of large capitalization companies and are more susceptible to adverse developments concerning their products.
TRADING ISSUES RISK. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.
VARIABLE INTEREST ENTITIES RISK. In China, direct ownership of companies in certain sectors by foreign individuals and entities is prohibited. In order to allow for foreign investment in these businesses, many Chinese companies have created VIE structures to enable indirect foreign ownership. In such an arrangement, a Chinese operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the Chinese issuer or operating company to obtain economic exposure to the Chinese company, then issues shares on an exchange outside of mainland China, and U.S. investors hold stock in the non-Chinese shell company rather than directly in the Chinese issuer or operating company. This arrangement allows U.S. investors, such as the Fund, to obtain economic exposure to the Chinese issuer or operating company through contractual means rather than through formal equity ownership. Because neither the shell company nor the Fund owns actual equity interests in the Chinese operating company, they do not have the voting rights or other types of control that an equity holder would expect to benefit from. Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese company’s performance and the enforceability of the VIE’s contractual arrangements that establish the links between the Chinese company and the shell company in which the Fund invests. This could considerably impact the financial condition of the shell company in which the Fund invests by limiting its ability to consolidate the financial results of the Chinese operating company into its own financial statements, as well as make the value of the shares held by the Fund effectively worthless. Further, if Chinese officials prohibit the existence of VIEs, the market value of the Fund’s associated holdings would likely suffer significant, and possibly permanent effects, which could negatively impact the Fund’s net asset value and could result in substantial losses. Further, it is uncertain whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the value of the Fund’s shares.
VIEs are also subject to the investment risks associated with the underlying Chinese issuer or operating company. Chinese companies are not subject to the same degree of regulatory requirements or accounting standards and oversight as companies in more developed countries. As a result, information about the Chinese securities and VIEs in which the Fund invests may be less reliable and incomplete. There also may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and VIEs, and shareholders may have limited legal remedies, which could negatively impact the Fund. Additionally, U.S.-listed VIEs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of the Fund to invest in such securities and may increase the cost of the Fund if required to seek alternative markets in which to invest in such securities.
Non-Principal Risks
BORROWING AND LEVERAGE RISK. If the Fund borrows money, it must pay interest and other fees, which may reduce the Fund’s returns. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, the Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing and at all times thereafter. The Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.
CASH TRANSACTIONS RISK. The Fund may, under certain circumstances, effect a portion of creation and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares entirely in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind.
FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY RISK. If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.
INTELLECTUAL PROPERTY RISK. The Fund relies on a license and related sublicense that permits the Fund to use its Index and associated trade names, trademarks and service marks (the “Intellectual Property”) in connection with the Fund’s name and investment strategies. Such license and related sublicense may be terminated by the Index Provider, and, as a result, the

Fund may lose its ability to use the Intellectual Property. There is also no guarantee that the Index Provider has all rights to license the Intellectual Property for use by the Fund. Accordingly, in the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Fund.
INTERNATIONAL CLOSED MARKET TRADING RISK. Because securities held by the Fund trade on non-U.S. exchanges that are closed when the Fund’s primary listing exchange is open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market) used for purposes of calculating the funds net asset value, resulting in premiums or discounts to the Fund’s net asset value that may be greater than those experienced by other exchange-traded funds. However, because shares can be created and redeemed in Creation Units at the Fund’s net asset value, it is not expected that large discounts or premiums to the net asset value of the Fund will be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value). In addition, shareholders may not be able to redeem their shares of the Fund, or purchase and sell shares of the Fund on the listing exchange for the Fund, on days when the net asset value of the Fund could be significantly affected by events in the relevant foreign markets.
ISSUER SPECIFIC CHANGES RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
LEGISLATION/LITIGATION RISK. From time to time, various legislative initiatives are proposed in the United States and abroad, which may have a negative impact on certain companies in which the Fund invests. In addition, litigation regarding any of the issuers of the securities owned by the Fund, or industries represented by these issuers, may negatively impact the value of the securities. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Advisor determines to sell such a holding.
Fund Organization
The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Advisor, distributor, custodian and fund administrative and accounting agent.
Management of the Fund
First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the Fund. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the portfolio.
First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities subject to the policies of the Fund.
First Trust serves as advisor or sub-advisor for 8 mutual fund portfolios, 10 exchange-traded funds consisting of 193 series and 16 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. (“FTP”), an affiliate of First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the shares of the Fund.
There is no one individual primarily responsible for portfolio management decisions for the Fund. Investments are made under the direction of the Investment Committee. The Investment Committee consists of Daniel J. Lindquist, Jon C. Erickson, David G. McGarel, Roger F. Testin, Stan Ueland, Chris A. Peterson and Erik Russo.
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Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is responsible for overseeing the implementation of the Fund’s investment strategy. Mr. Lindquist was a Senior Vice President of First Trust and FTP from September 2005 to July 2012 and is now a Managing Director of First Trust and FTP. Mr. Lindquist is a recipient of the Chartered Financial Analyst designation.

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Mr. Erickson joined First Trust in 1994 and is a Senior Vice President of First Trust and FTP. As the head of First Trust’s Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies. Mr. Erickson is a recipient of the Chartered Financial Analyst designation.
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Mr. McGarel is the Chief Investment Officer, Chief Operating Officer and a Managing Director of First Trust and FTP. As First Trust’s Chief Investment Officer, Mr. McGarel consults with the other members of the Investment Committee on market conditions and First Trust’s general investment philosophy. Mr. McGarel was a Senior Vice President of First Trust and FTP from January 2004 to July 2012. Mr. McGarel is a recipient of the Chartered Financial Analyst designation.
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Mr. Testin is a Senior Vice President of First Trust and FTP. Mr. Testin is the head of First Trust’s Portfolio Management Group. Mr. Testin has been a Senior Vice President of First Trust and FTP since November 2003. Mr. Testin is a recipient of the Chartered Financial Analyst designation.
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Mr. Ueland joined First Trust as a Vice President in August 2005 and has been a Senior Vice President of First Trust and FTP since September 2012. At First Trust, he plays an important role in executing the investment strategies of each portfolio of exchange-traded funds advised by First Trust.
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Mr. Peterson is a Senior Vice President and head of First Trust’s strategy research group. He joined First Trust in January of 2000. Mr. Peterson is responsible for developing and implementing quantitative equity investment strategies. Mr. Peterson received his B.S. in Finance from Bradley University in 1997 and his M.B.A. from the University of Chicago Booth School of Business in 2005. He has over 20 years of financial services industry experience and is a recipient of the Chartered Financial Analyst designation.
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Mr. Russo is a Vice President of First Trust. He is responsible for implementing the investment strategies of each portfolio of exchange-traded funds advised by First Trust in his role as a Portfolio Manager. Mr. Russo joined First Trust in January of 2010.
For additional information concerning First Trust, including a description of the services provided to the Fund, see the Fund's SAI. Additional information about the compensation of Investment Committee members, other accounts managed by members of the Investment Committee and ownership by members of the Investment Committee of shares of the Fund is provided in the SAI.
Management Fee
Pursuant to an investment management agreement between First Trust and the Trust, on behalf of the Fund (the "Investment Management Agreement"), First Trust manages the investment of the Fund's assets. First Trust is paid an annual unitary management fee equal to 0.60% of the Fund’s average daily net assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, license fees, legal, audit and other services. The annual unitary management fee does not cover fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
A discussion regarding the Board’s approval of the continuation of the Investment Management Agreement is available in the Fund’s Semi-Annual Report to Shareholders for the fiscal period ended September 30, 2021.
How to Buy and Sell Shares
Most investors buy and sell shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading on the secondary market on one or more national securities exchanges. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment when buying shares on the Exchange. Although shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots,” at no per-share price differential. When buying or selling shares through a broker, investors should expect to pay brokerage commissions, investors may receive less than the net asset value of the shares because shares are bought and sold at market prices rather than at net asset value, and investors may pay some or all of the bid-ask spread for each transaction (purchase or sale) of Fund shares. Share prices are reported in dollars and cents per share.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming authorized participant within two days after the authorized participant’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the authorized participant and the Fund’s distributor. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an authorized participant, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents the Fund from delivering such foreign investments to an authorized participant in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the authorized participant.
For purposes of the 1940 Act, the Fund is treated as a registered investment company, and, absent an available exemption or exemptive relief, the acquisition of shares by other registered investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Fund, has received an exemptive order from the Securities and Exchange Commission that permits certain registered investment companies to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that any such investment companies enter into agreements with the Fund regarding the terms of any investment.
Book Entry
Shares are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of share certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.
Share Trading Prices
The trading price of shares of the Fund on the secondary market is based on market price and may differ from the Fund’s daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.
Frequent Purchases and Redemptions of the Fund's Shares
The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”). In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Fund's shareholders. The Board considered that the Fund's shares can only be purchased and redeemed directly from the Fund in Creation Units by broker-dealers and large institutional investors that have entered into participation agreements (i.e., authorized participants (“APs”)) and that the vast majority of trading in the Fund's shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund's trading costs and the realization of capital gains. With respect to trades directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent that the Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the shares trade at or close to net asset value. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. Finally, the Advisor monitors purchase and redemption orders from APs for patterns of abusive trading and the Fund reserves the right to not accept orders from APs that the Advisor has determined may be disruptive to the management of the Fund.
Dividends, Distributions and Taxes
Dividends from net investment income from the Fund, if any, are declared and paid quarterly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. The following disclosure may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.
As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.
Fund Status
The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.
Distributions
The Fund's distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories: ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares.
To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay higher taxes in the future when shares are sold, even if you sell the shares at a loss from your original investment. A “return of capital” is a return, in whole or in part, of the funds that you previously invested in the Fund. A return of capital distribution should not be considered part of a Fund’s dividend yield or total return of an investment in Fund shares. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.
Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
Dividends Received Deduction
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

Capital Gains and Losses and Certain Ordinary Income Dividends
If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.
Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations.
An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.
Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.
Sale of Shares
If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.
Taxes on Purchase and Redemption of Creation Units
If you exchange securities for Creation Units, you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Treatment of Fund Expenses
Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.
Non-U.S. Tax Credit
Because the Fund may invest in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.
Non-U.S. Investors
If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.
Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.
It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.
Investments in Certain Non-U.S. Corporations
If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.
Distribution Plan
FTP serves as the distributor of Creation Units for the Fund on an agency basis. FTP does not maintain a secondary market in shares.
The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
The Fund does not currently pay 12b-1 fees, and pursuant to a contractual arrangement, the Fund will not pay 12b-1 fees any time before January 31, 2023. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
Net Asset Value
The Fund's net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for trading. If the NYSE closes early on a valuation day, the Fund’s net asset value will be determined as of that time. Net asset value is calculated for the Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities(including accrued expenses and dividends declared but unpaid), and dividing such amount by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board or its delegate.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value, in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”) are valued at the last sale price on the business day as of which such value is being determined. Securities listed on Nasdaq or AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on Nasdaq or AIM, the securities are fair valued at the mean of the most recent bid and ask price on such day.
Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on Nasdaq or AIM, are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at the closing bid price. Short-term investments that mature in less than 60 days when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discount, provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate, the Advisor’s Pricing Committee, at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Board and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not, in the opinion of the Advisor's Pricing Committee, reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from the current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. See the Fund's SAI for details.
Because foreign securities exchanges may be open on different days than the days during which an investor may purchase or sell shares of the Fund, the value of the Fund's securities may change on days when investors are not able to purchase or sell shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rates in effect at the time of valuation. Any use of a different rate from the rates used by the Fund’s Index may adversely affect the Fund’s ability to track its Index.
Fund Service Providers
Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, acts as the administrator, accounting agent, custodian and transfer agent for the Fund. Chapman and Cutler LLP, 320 S. Canal St., Chicago, Illinois 60606, serves as legal counsel to the Fund.
Index Provider
The Index is compiled by the Index Provider. The Index Provider is not affiliated with the Fund, First Trust or FTP. The Fund is entitled to use the Index pursuant to a sublicensing arrangement with First Trust, which in turn has a licensing agreement with the Index Provider. The Index Provider serves as calculation agent for the Index (the “Index Calculation Agent”). The Index Calculation Agent is responsible for the management of the day-to-day operations of the Index, including calculating the value of the Index every 15 seconds, widely disseminating the Index values every 15 seconds and tracking corporate actions, some of which result in Index adjustments.
Disclaimers
First Trust does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and First Trust shall have no liability for any errors, omissions or interruptions therein. First Trust makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Index or any data included therein. First Trust makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall First Trust have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.
S-Network and S-Network Global E-Commerce IndexTM are service marks of S-Network Global Indexes, Inc. and have been licensed for use by First Trust Advisors L.P. The Fund is not issued, sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc. or its affiliates (collectively, "S-Network"). S-Network makes no representation or warranty, express or implied, to the purchasers or owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance. S-Network’s only relationship to the Fund is the licensing of the service marks and the Index, which is determined, composed and calculated by S-Network without regard to First Trust Advisors L.P. or the Fund. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund issued by First Trust Advisors L.P. S-Network has no obligation or liability in connection with the issuance, administration, marketing or trading of the Fund.
NEITHER FIRST TRUST ADVISORS L.P., THE FUND NOR S-NETWORK GLOBAL INDEXES, INC. (COLLECTIVELY, WITH ITS AFFILIATES “S-NETWORK”) GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND FIRST TRUST ADVISORS L.P., THE FUND AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. FIRST TRUST ADVISORS L.P., THE FUND AND S-NETWORK MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY FIRST TRUST ADVISORS L.P., THE FUND, THE OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. FIRST TRUST ADVISORS L.P., THE FUND AND S-NETWORK MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL FIRST TRUST ADVISORS L.P., THE FUND OR S-NETWORK HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Premium/Discount Information
Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.
Total Return Information
The tables below compare the total return of the Fund to the total return of the Index on which it is based and the Fund's benchmark indices. The information presented for the Fund is for the period indicated.
"Average annual total returns" represent the average annual change in the value of an investment over the period indicated. “Cumulative total returns” represent the total change in value of an investment over the period indicated. The return information shown under “Annual Total Return” in the Fund’s summary prospectus represents the average annual total returns of the Fund as of the calendar year end, while the information presented below is as of the Fund’s fiscal year end. The net asset value per share of the Fund is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The net asset value return is based on the net asset value per share of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s net asset value is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's net asset value is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund's net asset value was calculated. Since the shares of the Fund typically do not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the net asset value of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and net asset value returns assume that all distributions have been reinvested in the Fund at Market Price and net asset value, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns reflect the reinvestment of dividends on securities in the index. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of shares of the Fund. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.
First Trust S-Network E-Commerce ETF (ISHP)
Total Returns as of March 31, 2021
		Average Annual	Cumulative
	1 Year	Inception (9/20/2016)	Inception (9/20/2016)
Fund Performance
Net Asset Value	75.23%	11.92%	66.45%
Market Price	75.54%	11.93%	66.55%
Index Performance
S-Network Global E-Commerce Index(1),(2)	N/A	N/A	N/A
MSCI ACWI Index(3)	54.60%	13.47%	77.21%
Nasdaq US Smart Retail Index	76.59%	12.63%	71.32%
NASDAQ US Benchmark Retail Index(4)	59.96%	21.83%	144.42%
NASDAQ US Benchmark Index(4)	62.66%	17.25%	105.48%
(1)
 On January 26, 2022, the Fund’s underlying index changed from the Nasdaq US Smart Retail Index to the S-Network Global E-Commerce Index. Therefore, the Fund’s performance and historical returns shown for the periods prior to this date are not necessarily indicative of the performance that the Fund, based on its current index, would have generated. Because the Fund’s new underlying index had an inception date of April 30, 2021, performance information is not included above.
(2)
 Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(3)
 The MSCI ACWI Index will serve as the Fund's new primary benchmark index. The Fund's investment advisor has determined that the MSCI ACWI Index provides a more appropriate comparison to Fund returns.
(4)
 Consistent with the Fund’s return objective, the NASDAQ US Benchmark Retail Index will be used as the Fund’s benchmark for performance attribution purposes. The NASDAQ US Benchmark Index was previously used as the Fund’s benchmark for performance purposes. The Nasdaq US Smart Retail Index, the Fund’s underlying index, is derived from the NASDAQ US Benchmark Retail Index. As such, the Advisor has determined to measure the Fund’s relative outperformance and underperformance against the parent index, NASDAQ US Benchmark Retail Index, going forward. The NASDAQ US Benchmark Index is reflected above for additional performance comparison purposes.

Financial Highlights
The financial highlights table is intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single share of the Fund. The total returns represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the periods indicated has been derived from financial statements audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report to Shareholders dated March 31, 2021 and is incorporated by reference in the Fund's SAI, which is available upon request. The information for the six months ended September 30, 2021 has been derived from unaudited financial statements included in the Fund's Semi-Annual Report to Shareholders dated September 30, 2021, which is also incorporated by reference in the Fund's SAI, which is available upon request.
First Trust Exchange-Traded Fund VI
Financial Highlights
For a share outstanding throughout each period
First Trust S-Network E-Commerce ETF (ISHP)
	Six Months Ended 9/30/21 (Unaudited)	Year Ended March 31,				Period Ended 3/31/2017 (a)
		2021	2020	2019	2018
Net asset value, beginning of period	$31.48	$18.10	$22.34	$20.86	$19.68	$19.90
Income from investment operations:
Net investment income (loss)	0.14	0.19	0.27	0.21	0.31	0.15
Net realized and unrealized gain (loss)	2.58	13.39	(4.22)	1.45	1.18	(0.24)
Total from investment operations	2.72	13.58	(3.95)	1.66	1.49	(0.09)
Distributions paid to shareholders from:
Net investment income	(0.15)	(0.20)	(0.29)	(0.18)	(0.31)	(0.13)
Net asset value, end of period	$34.05	$31.48	$18.10	$22.34	$20.86	$19.68
Total Return (b)	8.63%	75.23%	(17.90)%	7.98%	7.63%	(0.45)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$22,135	$9,444	$3,619	$8,934	$1,043	$1,968
Ratio of total expenses to average net assets	0.60%(c)	0.60%	0.60%	0.60%	0.60%	0.61%(c)(d)
Ratio of net investment income (loss) to average net assets	1.23%(c)	0.70%	1.11%	1.41%	1.54%	1.44%(c)
Portfolio turnover rate (e)	52%	114%	65%	127%	126%	65%
(a)
Inception date is September 20, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)
Annualized.
(d)
Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.60%.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Other Information
Continuous Offering
The Fund will issue, on a continuous offering basis, its shares in one or more groups of a fixed number of Fund shares (each such group of such specified number of individual Fund shares, a “Creation Unit Aggregation”). The method by which Creation Unit Aggregations of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent shares and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available from the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.

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First Trust Exchange-Traded Fund VI

First Trust S-Network E-Commerce ETF
(formerly First Trust Nasdaq Retail ETF)
For More Information
For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains detailed information on the Fund's policies and operation. Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund's performance during the last fiscal year. The Fund's most recent SAI, annual and semi-annual reports and certain other information are available free of charge by calling the Fund at (800) 621-1675, on the Fund's website at www.ftportfolios.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.
You may obtain this and other information regarding the Fund, including the SAI and the Codes of Ethics adopted by First Trust, FTP and the Trust, directly from the Securities and Exchange Commission (the "SEC"). Information on the SEC’s website is free of charge. Visit the SEC’s online EDGAR database at www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
(800) 621-1675
www.ftportfolios.com
SEC File #: 333-182308
811-22717